U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

                  Pre-Effective Amendment No.
                                              ---------
                  Post-Effective Amendment No.     2
                                               ---------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

                  Amendment No.     3
                                ---------

                        (Check appropriate box or boxes)

                               UC INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                                  P.O. Box 1280
                               1005 Glenway Avenue
                          Bristol, Virginia 24203-1280
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (540) 645-1406

                                 Lois A. Clarke
                          United Investment Corporation
                               1005 Glenway Avenue
                             Bristol, Virginia 24203
                     (Name and Address of Agent for Service)

                                   Copies to:

                                   Wade Bridge
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to Rule 485(b)
/ /  on (date) pursuant to paragraph (b) of Rule 485
/ /  days after filing pursuant to paragraph (a)
/ /  on October 1, 1999 pursuant to paragraph (a) of Rule 485

     Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1999 was filed with the Commission prior to September 1, 1999.

                               UC INVESTMENT TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

PART A

Item No.  Registration Statement Caption       Caption in Prospectus
--------  ------------------------------       ---------------------
1.        Front and Back Cover Pages           Cover Pages

2.        Risk/Return Summary:                 Risk/Return Summary
          Investments, Risks,
          and Performance

3.        Risk/Return Summary:                 Expense Information
          Fee Table

4.        Investment Objectives,               Investment Objective,
          Investment Strategies,               Investment Strategies
          and Related Risks                    and Risk Considerations

5.        Management's Discussion of           Inapplicable (contained in
          Fund Performance and Analysis        Annual Report

6.        Management, Organization,            Operation of the Fund
          and Capital Structure

7.        Shareholder Information              How to Purchase Shares; How to
                                               Redeem Shares; Dividend and
                                               Distributions; Taxes;
                                               Calculation of Share Price;
                                               Application

8.        Distribution Arrangements            Distribution Plan

9.        Financial Highlights                 Financial Highlights
          Information

PART B
------
                                               Caption in Statement
                                               of Additional
Item No.  Registration Statement Caption       Information
--------  ------------------------------       --------------------
10.       Cover Page and Table                 Cover Page; Table of
          of Contents                          Contents

11.       Fund History                         The Fund

                                       (i)

12.       Description of the Fund and          Investment Objective and,
          Its Investments and Risks            Policies; Considerations;
                                               Quality Ratings of Corporate
                                               Bonds and Preferred Stocks;
                                               Investment Limitations;
                                               Securities Transactions;
                                               Portfolio Turnover

13.       Management of the Fund               Trustees and Officers

14.       Control Persons and Principal        Principal Security
          Holders of Securities                Holders

15.       Investment Advisory and Other        The Investment Adviser;
          Services                             Distribution Plan; Custodian;
                                               Auditors and Counsel; Countrywide
                                               Fund Services, Inc.; Securities
                                               Transactions

16.       Brokerage Allocation and Other       Securities Transactions
          Practices

17.       Capital Stock and Other              The Fund
          Securities

18.       Purchase, Redemption and             Calculation of Share
          Pricing of Shares                    Price; Additional Purchase
                                               and Redemption Information

19.       Taxation of the Fund                 Taxes

20.       Underwriters                         The Distributor

21.       Calculation of Performance           Historical Performance
          Data                                 Information

22.       Financial Statements                 Financial Statements

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      (ii)

( UC Logo/name)  October 4, 1999



--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                 October 4, 1999
                               UC INVESTMENT TRUST
                                  P.O. BOX 1280
                               1005 GLENWAY AVENUE
                          BRISTOL, VIRGINIA 24203-1280
                                 (877) UC FUNDS
                                (1-877-823-8637)

                               UC INVESTMENT FUND

--------------------------------------------------------------------------------

     The UC Investment Fund (the "Fund"), a separate series of the UC Investment Trust (the "Trust"), seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

     United Management Company, LLC (the "Adviser"), P.O. Box 1280, 1005 Glenway Avenue, Bristol, Virginia 24203-1280, manages the Fund's investments.

     This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

TABLE OF CONTENTS

RISK/RETURN SUMMARY........................................................
EXPENSE INFORMATION........................................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS........
HOW TO PURCHASE SHARES.....................................................
SHAREHOLDER SERVICES.......................................................
HOW TO REDEEM SHARES.......................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
OPERATION OF THE FUND......................................................
DISTRIBUTION PLAN..........................................................
CALCULATION OF SHARE PRICE.................................................
FINANCIAL HIGHLIGHTS.......................................................

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund makes long-term investments that emphasize growth opportunities in industry groups and specific stocks. The Adviser first uses a top-down approach to identify specific industry groups. Once the industry groups are selected, the Adviser employs bottom-up analysis in selecting specific companies within the industry groups. The Adviser focuses on companies that demonstrate above average turnaround prospects, promising new products, processes or services and strong franchises, producing dominant market share and pricing power.

     Stocks and securities convertible into common stocks are purchased for the Fund's portfolio if, in the Adviser's opinion, their prices are undervalued or attractively valued.

     The Fund will typically invest in larger capitalization companies but reserves the right to invest in companies of any size.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and securities convertible into common stocks are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

     Investing in small capitalization companies generally involve greater risk and volatility than investing in larger, more established companies as well as significant price fluctuations in response to news about the company, the markets or the economy.

     An investment in the Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency.

EXPENSE INFORMATION

Shareholder Fees (fees paid directly from your investment)
----------------

     Sales  Load  Imposed  on  Purchases . . . . . . . . . . . . . . .    None
     Sales Load Imposed on Reinvested Dividends  . . . . . . . . . . .    None
     Redemption  Fees  . . . . . . . . . . . . . . . . . . . . . . . .    None*

* The Fund's custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------

Management Fees  . . . . . . . . . . . . . . . . . .   1.00%
Distribution (12b-1) Fees  . . . . . . . . . . . . .    .25%
Other Expenses . . . . . . . . . . . . . . . . . . .    .75%
                                                       -----
Total Annual Fund Operating Expenses*. . . . . . . .   2.00%
                                                       =====

* THE ADVISER CURRENTLY INTENDS TO WAIVE FEES AND CONTINUE TO REIMBURSE FUND EXPENSES IN ORDER TO MAINTAIN TOTAL FUND OPERATING EXPENSES AT OR BELOW 1.50%. HOWEVER, THIS ARRANGEMENT MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                            1 Year*             $  203
                            3 Years*               627
                            5 Years*             1,078
                           10 Years*             2,327

* USING ACTUAL EXPENSES, NET OF ALL WAIVERS, THE COSTS OF INVESTING IN THE FUND FOR ONE, THREE, FIVE AND TEN YEARS WOULD HAVE BEEN $153, $474, $818 AND $1,791.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks. The Board of Trustees may change the Fund's investment objective without shareholder approval, but only after shareholders have been notified and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices, strategies and limitations of the Fund are nonfundamental policies that the Board of Trustees may change without shareholder approval.

INVESTMENT STRATEGIES

     The Fund pursues its investment objective by following long-term investment policies that emphasize growth opportunities in industry groups and specific stocks. In pursuing the Fund's investment objective, the Adviser first employs top-down analysis to select specific industry groups demonstrating growth potential. Then a bottom-up approach is used to select particular companies within the industry groups. In other words, the Adviser looks for companies with earnings growth potential one at a time.

     The Adviser's company selection process combines traditional analysis with a quantitative approach where a multi-factor rating system of fundamental criteria is evaluated. The multi-factor rating system evaluates companies based on the following criteria but is not limited to only those companies that demonstrate:

     1)   above average turnaround prospects;
     2)   promising new products, processes or services;
     3)   a strong franchise, producing dominant market share and pricing power.

The Adviser uses the same approach for weighting industry groups within broad sectors of the economy. The Adviser will purchase stocks for the Fund's portfolio if, in the Adviser's opinion, their prices are undervalued or attractively valued.

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. The Fund, in seeking to achieve its investment objective, may also invest in securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB) or unrated securities the Adviser determines to be of comparable quality. After the Fund purchases a security, that security may cease to be rated or its rating may be reduced; the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold that security.

     The Fund will invest primarily in United States companies, although it may invest in foreign companies through the purchase of American Depository Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares, which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States.

     The Fund may, from time to time, invest a portion of its assets in small, unseasoned companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment. In the Adviser's opinion, the small cap market may offer more opportunity for above-average growth and entrepreneurial impact. Also, small cap companies are often acquisition targets for larger companies.

     If the Adviser believes that market indicators point to lower interest rates, the Fund may, in seeking to achieve its investment objective, invest up to 35% of its total assets in U.S. Government obligations or other fixed-income securities of any maturity. When investing in fixed income securities, the Adviser will select primarily "investment grade" securities rated at least Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality in the Adviser's opinion. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

     When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or, when in the Adviser's judgment, it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money-market investment companies, U.S. Government or agency obligations having a maturity of less than one year, or repurchase agreements. If the Fund takes a temporary defensive position it may not achieve its investment objective.

PORTFOLIO TURNOVER

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser deems portfolio changes necessary or appropriate. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 200%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of the Fund were replaced once in a one-year period. High turnover (100% or more) involves correspondingly greater commission expenses and transaction costs. High turnover may result in the Fund recognizing greater amounts of taxable income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

RISK CONSIDERATIONS

     Investments in common stocks are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors beyond the Adviser's control. As a result, the return and net asset value of the Fund will fluctuate.

     Preferred stocks and bonds rated Baa or BBB have speculative characteristics such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest, or to pay the preferred stock obligations, than is the case with higher grade securities.

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of a Fund will fluctuate.

     The Fund's investments in foreign companies may involve greater risks than investing in U.S. companies. Foreign securities may be affected to a large degree by flucuations in currency exchange rates or political or economic conditions in a particular country.

     While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter on a regional exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. The securities of smaller companies may, therefore, be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES

     Your initial investment in the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans). The Fund will accept accounts with less than the stated minimum from employees of The United Company and its affiliates and may, in the Adviser's sole discretion, accept certain other accounts with less than the stated minimum initial investment.

     Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern Time, on any business day and transmitted to Countrywide Fund Services, Inc. (the "Transfer Agent"), 312
Walnut Street, 21st Floor, Cincinnati, Ohio 45202 by 5:00 p.m., Eastern Time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the dealers' responsibility to transmit properly completed orders so that the Transfer Agent will receive them by 5:00 p.m., Eastern Time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern Time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern Time, and orders received from dealers after 5:00 p.m., Eastern Time, are confirmed at the net asset value next determined on the following business day.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "UC Investment Fund". An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

     You should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-UC FUNDS (1-877-823-8637)) for instructions. You should be prepared to mail or fax us a completed, signed account application.

     Your investment will be made at the net asset value next determined after your wire is received together with the completed, signed account application as indicated above. If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354,

Cincinnati, Ohio 45201-5354. Checks should be made payable to the "UC Investment Fund". Bank wires should be sent as instructed by the Transfer Agent. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

SHAREHOLDER SERVICES

     Contact the  Transfer  Agent  (Nationwide  call  toll-free  1-877-UC  FUNDS
(1-877-823-8637)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account that would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES

     You may redeem shares of the Fund each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 877-823-8637). The redemption proceeds will normally be sent by mail or wire within three business days after receipt of your telephone instructions. Individual retirement accounts are not redeemable by telephone.

     Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if name(s) or the address on the account has been changed within the previous 30 days.

     Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     BY MAIL. You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has changed within 30 days of your redemption in writing with your signature guaranteed regardless of the value of the shares being redeemed.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, the Fund's Custodian will charge you an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     ADDITIONAL REDEMPTION INFORMATION. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income  distributions  and both  long-term and  short-term
                      capital  gains  distributions   reinvested  in  additional
                      shares.
     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.
     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

     The Fund has qualified for and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains for each year of its operation to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

     The Fund will mail a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

OPERATION OF THE FUND

     The Fund is a diversified series of UC Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust on February 27, 1998. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains United Management Company, LLC (the "Adviser"), P.O. Box 1280, 1005 Glenway Avenue, Bristol, Virginia 24203-1280, to manage the Fund's investments. The Adviser is a registered investment adviser organized in Virginia and is a wholly-owned subsidiary of The United Company, a Virginia-based conglomerate active in the oil and gas, real estate, financial services, golf, and mining supply industries, among others. The Adviser has managed both discretionary accounts on behalf of individual clients as well as the financial assets of The United Company since 1986. In addition, the Adviser has also managed private limited partnerships, including the United Utility Funds. The Fund pays the Adviser a fee for its services at an annual rate of 1.00% of the average value of its daily net assets.

     Lois A. Clarke and Ronald E. Oliver are primarily responsible for managing the Fund's portfolio. Ms. Clarke has served as President and a Director of the Adviser since 1986. She also serves as Assistant Treasurer, Executive Vice President and Chief Financial Officer of The United Company. She is also
Director, Chairman, President, Chief Executive Officer and Treasurer of the following subsidiaries of The United Company: Star Coal Company, Inc., United Affiliates Corporation and UCC Stadium Box Corporation. Ms. Clarke serves as Treasurer of several other wholly owned subsidiaries of The United Company and she was a Director and Treasurer of United Coal Company until The United Company sold this subsidiary in August, 1997. Mr. Oliver, Vice President and a Director of the Adviser, has also been employed by the Adviser in this capacity since 1986. In addition, he is the Vice President of Investments of The United Company. Mr. Oliver was the Manager of Corporate Investments for United Coal Company from 1980 through 1995.

     CW  Fund  Distributors,  Inc.  (the  "Distributor"),   312  Walnut  Street,
Cincinnati, Ohio, serves as principal underwriter for the Trust and, as such, is the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS

     Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. The Adviser and Transfer Agent are taking steps to address the Year 2000 issue with respect to the computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid adverse impact on the Fund from this problem. In addition, although the Adviser considers a company's Year 2000 compliance status in the investment decision making process, companies in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent, if any the Year 2000 issue will impact the value of those companies' securities.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a plan of distribution (the "Plan"), under which the Fund may directly incur or reimburse the Adviser or the Distributor for certain distribution-related expenses, including:

o payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares;
o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o    any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

CALCULATION OF SHARE PRICE

     On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request

FOR THE PERIOD ENDED MAY 31, 1999 (a)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period ......................      $    10.00
                                                                   ----------
Income from investment operations:
    Net investment income ...................................            0.05
    Net realized and unrealized gains on investments ........            0.54
                                                                   ----------
Total from investment operations ............................            0.59
                                                                   ----------
Less distributions:
    Dividends from net investment income ....................           (0.03)
    Distributions from net realized gains ...................           (0.03)
                                                                   ----------
Total distributions .........................................           (0.06)
                                                                   ----------

Net asset value at end of period ............................      $    10.53
                                                                   ==========

Total return ................................................           5.89%(b)
                                                                   ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) .........................      $   33,268
                                                                   ==========

Ratio of net expenses to average net assets .................           1.81%(c)

Ratio of net investment income to average net assets ........           0.64%(c)

Portfolio turnover rate .....................................             67%(c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

UC INVESTMENT TRUST
P.O. Box 1280
1005 Glenway Avenue
Bristol, Virginia 24203-1280

Board of Trustees
Robert J. Bartel
Lois A. Clarke
James W. McGlothlin
A. A. Modena
Robert H. Spilman
Timothy J. Sullivan
Charles W. Sydnor, Jr., Ph.D.

Investment Adviser
UNITED MANAGEMENT COMPANY, LLC
P.O. Box 1280
1005 Glenway Avenue
Bristol, Virginia 24203-1280

Independent Auditor
PRICEWATERHOUSECOOPERS LLP
100 East Broad Street
Columbus, Ohio 43215

Legal Counsel
JONES, DAY, REAVIS & POGUE
599 Lexington Avenue
New York, New York 10022

Distributor
CW FUND DISTRIBUTORS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

Transfer Agent
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
Nationwide: (Toll-Free) 1-877-UC FUNDS (1-877-823-8637)

     Additional information about the Fund is included in the Statement of Additional Information is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-877-UCFUNDS (1-877-823-8637).

     Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http:/www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-08701

                               UC INVESTMENT TRUST
                               -------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 October 4, 1999

                               UC Investment Trust
                                  P.O. Box 1280
                               1005 Glenway Avenue
                          Bristol, Virginia 24203-1280


THE TRUST......................................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................2
QUALITY RATINGS OF CORPORATE BONDS AND
  PREFERRED STOCKS.............................................................7
INVESTMENT LIMITATIONS .......................................................10
TRUSTEES AND OFFICERS ........................................................12
THE INVESTMENT ADVISER .......................................................14
THE DISTRIBUTOR ..............................................................15
DISTRIBUTION PLAN.............................................................15
SECURITIES TRANSACTIONS.......................................................17
PORTFOLIO TURNOVER ...........................................................18
CALCULATION OF SHARE PRICE ...................................................19
TAXES.........................................................................19
REDEMPTION IN KIND ...........................................................20
HISTORICAL PERFORMANCE INFORMATION ...........................................20
PRINCIPAL SECURITY HOLDERS....................................................22
CUSTODIAN.....................................................................23
AUDITORS .....................................................................23
COUNTRYWIDE FUND SERVICES, INC................................................23
FINANCIAL STATEMENTS..........................................................24
ADDITIONAL INFORMATION........................................................24

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the UC Investment Trust (the "Trust") dated October 4, 1999. A copy of the Trust's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st floor, Cincinnati, Ohio 45202 or by calling the Trust nationwide toll-free 1-877-UC FUNDS (1-877-823-8637).

THE TRUST
---------

     The UC Investment Trust was organized as an Ohio business trust on February 27, 1998. The Trust currently offers one series of shares to investors: the UC Investment Fund (the "Fund").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, and as provided under the Investment Company Act of 1940, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. Other U.S. Government Obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing  the  obligation  for  ultimate  repayment,  and may not be able to
assert  a  claim   against  the  United  States  in  the  event  the  agency  or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's question of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Fund, which may be changed without shareholder approval, that loans of portfolio securities will not be made if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The Fund may pay reasonable fees in connection with arranging such loans.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Aa or better by Moody's. Certain notes may have floating or variable rates. The Fund will not invest in variable and floating rate notes with a demand notice period exceeding seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities, unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest up to 10% of its net assets in the securities (payable in U.S. dollars) of foreign issuers through the purchase of American Depository Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.

     Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities within the Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities in a disciplined approach to selling portfolio securities.

     When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

     The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

     The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

     The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

     BORROWING AND PLEDGING. The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings during the coming year to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

     ADDITIONAL INVESTMENT INFORMATION ON FIXED-INCOME SECURITIES. Moody's, S&P or other rating services often downgrade their quality ratings for debt instruments issued by companies and/or industries at the low point of their business cycle, which downgrading generally results in reduced prices for these fixed-income securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated Baa or less by Moody's and rated BBB or lower by S&P. Lower-rated issues (those rated lower than Baa and BBB, respectively) are considered speculative in certain respects. Fixed-income securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund does not intend to hold more than 5% of its net assets in fixed income securities rated Baa or less by Moody's or rated BBB or less by S&P and will not invest in fixed income securities rated lower than B or the equivalent, in the Adviser's opinion, if not rated.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds and convertible debt in which the Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB and B - Preferred stock rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, or write, purchase or sell puts, calls or combinations thereof, except as stated in the Prospectus and this Statement of Additional Information or except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options (except that the Fund may write covered call options as described in the Prospectus and Statement of Additional Information);

(7)  Invest more than 25% of its total  assets in the  securities  of issuers in
     any  particular   industry   (other  than   securities  the  United  States
     Government, its agencies or instrumentalities);

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Purchase  or  sell   interests  in  real  estate  or  real  estate  limited
     partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities;

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer; or

(13) Invest in securities of other investment companies, other than to the extent permitted by Section 12(d) of the Investment Company Act of 1940.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Fund does not intend to make short sales of securities "against the box" in the coming year as described in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                            Annual
                                                            Compensation
Name                          Age     Position Held         From the Trust
-----------------------       ----    ---------------       ----------------
*James W. McGlothlin          57      Chairman                $        0
                                      and Trustee
*Lois A. Clarke               53      President                        0
                                      and Trustee
*Robert J. Bartel             66      Vice President                   0
                                      and Trustee
+A. A. Modena                 69      Trustee                      5,000
+Robert H. Spilman            70      Trustee                      5,000
+Charles W. Sydnor, Jr.       54      Trustee                      5,000
+Timothy J. Sullivan          54      Trustee                      5,000
Robert L. Bennett             57      Treasurer                        0
Tina D. Hosking               31      Secretary                        0

* Professor Bartel, Ms. Clarke and Mr. McGlothlin are affiliated persons of the Adviser, and thererefore an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     JAMES W. MCGLOTHLIN, P.O. Box 1280, 1005 Glenway Avenue, Bristol, Virginia, is the Chairman, Chief Executive Officer and a controlling shareholder of The United Company and its subsidiaries. The United Company is a Virginia-based conglomerate active in the oil and gas, real estate, financial services, golf and mining supply industries, and the parent of the Adviser. Mr. McGlothlin serves as a Director of Basset Furniture Company (whose principal business is the manufacture and sale of furniture), CSX Corporation (a railroad company) and Star Oil and Gas Company Ltd. Mr. McGlothlin is also an advisory director for PGA Tour Golf Properties (which owns and runs golf courses) and a member of the Virginia Bar Association.

     LOIS A. CLARKE, P.O. Box 1280, 1005 Glenway Avenue, Bristol, Virginia, is President and a Trustee of the Trust. She is the President and a Director of United Investment Corporation, the Investment adviser to the Trust ("the Adviser"). Ms. Clarke serves as Assistant Treasurer, Executive Vice President and Chief Financial Officer of The United Company. Ms. Clarke also serves on the Board of Advisors for the First American Bank and AmeriStar Investments (a division of First American Bank). She is also on the Board of Directors for King Pharmaceutical, Inc. (a local pharmaceutical company of which The United Company is a shareholder).

     ROBERT J. BARTEL, P.O. Box 1280, 1005 Glenway Avenue, Bristol, Virginia, is a Director of the Adviser. Professor Bartel is also Senior Financial Advisor to The United Company and Maclellan Professor of Economics and Business at King College in Bristol, Tennessee. Professor Bartel is the director of the International Business Institute (an overseas academic program in global business and management during the summer semester). He was appointed to the board of Charter Federal Savings Bank in Bristol, Virginia in 1990 and named Chairman of that Bank in 1991. He served as Chairman until it merged with First American Bank. Professor Bartel is now a Director of First American Federal Savings Bank of Roanoke, Virginia.

     A. A. MODENA, 4 Windsor Circle Drive, Bluefield, Virginia, is a Director of First Community Bancshares, Inc. (a bank holding company), First Community Bank of Mercer County, Inc. and First Community Bank, Inc. Mr. Modena is a member of the Virginia State Bar. He previously served as the Executive Vice President of First Community Bancshares, Inc. and the President and Chief Executive Officer of The Flat Top National Bank of Bluefield, West Virginia.

     ROBERT H. SPILMAN, P.O. Box 880, Bassett, Virginia, is a Director of Virginia Electric Power Company, Dominion Resources and Dominion Power (all energy companies). He also serves as Chairman and Director of Jefferson Pilot Financial (an insurance company) and International Home Furnishing Center Showroom. He was previously a Director for NationsBank and Aeroquip-Vickers (a fluid power company).

     TIMOTHY J. SULLIVAN, Office of the President, College of William & Mary, Williamsburg, Virginia is the President of the College of William & Mary. He is also a member of the Virginia State Bar and the Ohio State Bar and a Fellow of the Virginia Bar Foundation and the American Bar Foundation.

     CHARLES W. SYDNOR, JR., PH.D., 23 Sesame Street, Richmond, Virginia, is President and Chief Executive Officer of Central Virginia Educational Telecommunications Corporation (a public broadcast entity comprised of five public television stations). He is also the Chairman, a Director and member of the National Board of Advisors of the National Smoker's Alliance (an organization for lobbying and local advocacy of smoker's rights). Dr. Sydnor is a former President of Emory and Henry College.

     ROBERT L. BENNETT, 312 Walnut Street, Cincinnati, Ohio, is First Vice President and Chief Operations Officer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer).

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is Assistant Vice President and Associate General Counsel of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer).

     Each non-interested Trustee will receive an annual retainer of $1,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER
----------------------

     United Management Company, LLC (the "Adviser") is the Fund's investment adviser and a registered investment adviser under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of The United Company, a Virginia-based conglomerate active in the oil and gas, real estate, financial services, golf and mining supply industries, among others. Professor Bartel, Ms. Clarke and Mr. McGlothlin are affiliated with the Adviser and by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. For the fiscal period ended May 31, 1999, the Fund paid advisory fees of $241,912 to the Adviser.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The

Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Trust's advisory agreement will remain in force until June 16, 2000 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

     CW Fund Distributors, Inc. (the "Distributor") is the Trust's principal underwriter and, as such, is the exclusive agent for distribution of Fund's shares of the Fund. The Distributor is obligated to sell the Fund's shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Robert L. Bennett and Tina
D. Hosking are officers of both the Distributor and the Trust. For the fiscal period ended May 31, 1999 the Fund did not pay the Distributor compensation.

     The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN
-----------------

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement ("Implementation Agreement") with the
Distributor. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year. For the fiscal period ended May 31, 1999, the Fund incurred $24,370 of distribution expenses under the Plan, of which $14,776 were incurred for advertising and promotion and $9,594 for printing and mailing of reports.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributiing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securites laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser or Distributor after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of those Trustees who are not interested persons of the Trust.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the

Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to their discretion during such period.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal period ended May 31, 1999, the Fund paid brokerage commissions of $74,134.

     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Principal securities transactions are generally traded on a net basis and these transactions do not normally involve brokerage commissions. When securities are traded on a net basis (without commission) through broker-dealers and banks acting for their own account, such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread. The cost of principal transactions by the Fund will include dealer or underwriter spreads.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust may effect securities transactions which are executed on a national securities exchange or in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser, nor affiliates of the Trust, the Distributor or the Adviser, will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and the Distributor and, as described below, imposes additional, onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser and Distributor preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 200%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. For the fiscal period ended May 31, 1999, the Fund's portfolio turnover rate was 67%.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average Annual total return figures are based on historical earnings and are not intended to indicate future performance. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
         n
P (1 + T)  = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended June 30, 1999 are as follows:

                      1 Year                       11.42%
                      Since Inception (6/29/98)    11.42%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of the Fund as calculated in this manner for the period since its inception June 29, 1998 through May 31, 1999 is 5.89%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Fund for May 1999 was 1.27%.

     The performance quotations described above are based on a historical earning and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis ("Lipper") measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. Morningstar, Inc. ("Morningstar") is an independent rating service that publishes bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. The Fund may provide comparative performance information as published in Lipper and Morningstar. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of July 19, 1999, the Woodrow W. McGlothlin Trust owned of record 21.16%, The Summit Fund LLC owned of record 16.85% and the The McGlothlin Foundation owned of record 9.10% of the outstanding shares of the Fund.

     As of July 19, 1999, the Trustees and officers of the Fund as a group owned of record or beneficially 5.29% of the outstanding shares of the Fund.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of  PricewaterhouseCoopers  LLP has been  selected as  independent accountants for the Fund for the fiscal year ending May 31, 1999. PricewaterhouseCoopers LLP, 100 East Broad St., Columbus, Ohio 43215, performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to act as its transfer agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines. For the fiscal year ended May 31, 1999, the Fund paid Countrywide compensation of $16,500 for these services.

     The Transfer Agent also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Fund pays the Transfer Agent a fee in accordance with the following schedule:

      Average Monthly Net Assets            Monthly Fee
      --------------------------            -----------
     $          0 - $  50,000,000             $2,000
     $ 50,000,000 -   100,000,000             $2,500
     $100,000,000 -   200,000,000             $3,000
     $200,000,000 -   300,000,000             $4,000
             Over -   300,000,000             $5,000 + .001% of average net
                                              assets over 300,000,000

In addition, the Fund pays all costs of external pricing services. For the fiscal year ended May 31, 1999, the Fund paid Countrywide compensation of $22,000 for these services.

     The Transfer Agent also provides administrative services to the Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $25,000,000,
 .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000, provided, however, that the minimum fee is $1,000 per month. For the fiscal period ended May 31, 1999, the Fund paid Countrywide compensation of $35,638 for these services.

FINANCIAL STATEMENTS
--------------------

     The Fund's  Annual  Report as of May 31,  1999,  which has been  audited by
PricewaterhouseCoopers   LLP,  is  attached  to  this  Statement  of  Additional
Information.

ADDITIONAL INFORMATION
----------------------

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is made hereby.

     The annual report of the Fund will be available free of charge upon request.

--------------------------------------------------------------------------------

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND

                                  ANNUAL REPORT
                                  May 31, 1999

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
UNITED MANAGEMENT COMPANY, LLC                   COUNTRYWIDE FUND SERVICES, INC.
        P.O. Box 1280                                     P.O. Box 5354
     1005 Glenway Avenue                           Cincinnati, Ohio 45201-5354
Bristol, Virginia 24203-1280                             1.877.823.8637

--------------------------------------------------------------------------------

                 LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND

The UC Investment Fund (the Fund) closed its fiscal year on May 31, 1999. Launched June 29, 1998, the Fund grew to a market valuation of $33.3 million with 263 shareholders and a net asset value of $10.53 on May 31, 1999. We are very gratified by your confidence as evidenced by the volume of Fund shares purchased.

The enclosed report covers the period of inception of the Fund to May 31, 1999. The Fund continued its trend of growth from the first half of its fiscal year. Significant developments during the period included:

o Net Asset Value --- the Fund opened with a NAV of $10 per share on June 29, 1998, and on May 31, 1999, the NAV was $10.53. As of this writing, the NAV is $11.34.
o Distributions --- the Fund distributed capital gains and income dividends totaling $.0588 per share on December 31, 1998.
o Continued asset growth --- the net assets of the Fund have increased from $26.6 million on November 30, 1998 to $33.3 million on May 31, 1999. As of this writing, the net assets in the Fund are in excess of $35.7 million.

The Fund was launched in the midst of a very paradoxical and rather turbulent year for investors. While the Fund did underperform both its peer group, as measured by the Lipper Growth and Income Funds, and the S&P 500 Index, we feel that for the longer term the Fund is well-positioned. Since inception, the total return of the Fund was 5.89% versus 15.83% for the S&P 500 Index.

OUR INVESTMENT APPROACH AND MANAGEMENT PHILOSOPHY
-------------------------------------------------

We would like to take a moment to tell you about our changes in investment strategy. There are no changes. We created the Fund as a strong financial option for long-term investors. News headlines are filled with stories of individuals who have made phenomenal rates of returns. What those headlines do not highlight are the people who lost millions speculating. Our philosophy is based on a strategy built upon research and a long-term perspective.

We believe that domestic equity investments still provide the greatest potential for substantial and superior returns over the long term. Our fundamental approach, which might be termed "value investing", is to give very careful attention to the analysis and selection of companies which meet a set of highly selective criteria. We do not, as a matter of policy, engage in short-term trading but, rather, seek to retain investment positions in companies which possess the qualities necessary to grow earnings, profitability and cash flow over the business cycle and, especially, over the long term. We constantly review the changing forces in the national and international economic scene as well as developments in a given industry or sector of the economy in order to anticipate the possible impact on our holdings.

Stock selection is critical for successful investment return and the approach of the UC Investment Fund professionals involves the following key elements:

o Finding companies that may be out of favor, but offer strong, above average turnaround prospects.
o    Identifying companies with promising new products, processes or services.
o Targeting companies with a strong franchise, producing dominant market share and pricing power.
o    Adding selectively to portfolio holdings on a stock-by-stock basis.

The companies selected may aggregate into certain sectors, which may also be identified as dynamic in terms of overall growth potential. We seek to use a top-down investment analysis to identify trends, which may develop into longer-term themes providing new investment opportunities.

SOME FAVORITES
--------------

Our top-down investment analysis has provided an investment direction that has lead us to overweigh three sectors in the UC Investment Fund portfolio. The largest sector weighting is financial services. As our population ages, the financial services industry will benefit from a growing emphasis on retirement savings and wealth management. The industry's focus on returns, active capital management and continued consolidation should provide a catalyst for long-term returns.

Demographics and our aging population also drive our investment in pharmaceutical and health care companies. The pharmaceutical industry will benefit from the demographic trends affecting the United States. In addition, health care companies are committing significant resources to drug research and development. It seems the industry is on the verge of some major breakthroughs relating to treatments/cures.

The United States economy has benefited greatly from the use and evolution of technology. We think significant long-term growth will continue to be recognized by owning technology companies, as both the public and private sectors benefit from technological efficiencies in the office and home.

Three of the largest holdings of the UC Investment Fund are Citigroup, King Pharmaceuticals and Lucent Technologies. Each of these companies fits into one of our three largest sector holdings. Citigroup, as a large multi-line financial services provider, is well positioned to take advantage of the demographic opportunity driving savings and wealth management. King Pharmaceuticals, a public company based in Bristol, Virginia, is employing a growth strategy that takes advantage of niche opportunities created by cost containment initiatives and consolidation among large global pharmaceutical companies. Lucent Technologies is a company that fits our theme of technology evolution as one of the world's leading designers, developers and manufacturers of communication systems, software and products. We think the creativity and capability of Lucent positions it to be a long-term growth story.

Our task is to know what each company is worth; to have patience to wait; and to have the discipline to act.

PATIENCE WILL PREVAIL
---------------------

As long-term value investors, we are dependent on market conditions such as these to invest new flows of capital. On the other hand, lower valuations can lead to short-term underperformance. Such was clearly the case during the past year as the Fund's performance lagged that of the S&P 500.

Three large positions in the portfolio that underperformed for the period include First Union, Compaq Computer and Clayton Homes. While these companies underperformed, we think the long-term prospects for each are good.

First Union has been plagued by integration problems related to its Corestates Financial acquisition. However, management is focused on the use of technology to reduce expenses and drive revenue growth. This strategy will reduce reliance on the traditional bank branch which will also reduce operating costs.

Compaq Computer was also negatively impacted by an acquisition. Difficulty in integrating the acquisition of Digital Equipment and the intense competition offered by competitors with alternative delivery strategies caused Compaq's stock price to suffer for the period. Compaq, the largest seller of personal computers in the world, is aggressively moving to address the problems with the board of directors taking an active role.

Sometimes the market appears to mis-price a company. Such is the case, we think, with Clayton Homes. Clayton has had a phenomenal earnings record since going public in June 1983. Net income has increased 29 percent since the initial public offering, while revenues have risen at an annual compound rate of 20 percent. Earnings per share have grown 23 percent annually. The first quarter of 1999 marked the company's 49th consecutive record quarter. We think the company's fair value provides good upside from current levels, and that the market has penalized Clayton for problems that its peers have encountered, but which Clayton management has avoided.

Though patience will be required, we remain confident in the underlying value of these businesses.

IN CLOSING
----------

We have repeatedly cautioned about having a short-term time horizon. Our investment perspective is decidedly long-term. It's important to keep in mind that stocks are not just certificates with fancy engraving (an increasing rarity today), but a claim on the earnings and assets of a dynamic company. We view ourselves as partial owners of businesses, not paper traders.

The economy remains on sound footing. Although a slowdown in the expansion's pace can be expected, there are opportunities in well-run companies positioned to move into the next century. There are companies we consider promising; some poised to benefit from the explosion in information processing and telecommunications; many with widening profit margins; others that will benefit from demographic changes; and still more offering a "safe harbor" in the event of an economic downturn.

We should be reminded of the merits of staying the course during volatility, and avoiding the pitfalls of trying to time the market. Rather than speculating about interest rates, investors would do well to focus on company fundamentals. Strong, well-positioned firms will be able to weather short-term fluctuation and provide the greatest long-term value.

Amid global turmoil and high market volatility, we have maintained our conservative investment approach, focusing on quality companies with attractive valuations, identifiable catalysts, earnings visibility and revenues predominantly derived from developed economies. Although some of these companies have not performed in the short term, we believe that for the long term, we have quality companies that should outperform the markets.

Our strength is not how much is being invested with us - it is how well our strategy is working. Your Fund's trustees, managers, officers and employees have committed substantial investment dollars to the Fund and are shareholders with you. The only way we can be successful is if you are successful. Thank you for investing with us.

Faithfully yours,


Lois A. Clarke
President

--------------------------------------------------------------------------------
  Comparison of the Change in Value since June 29, 1998 of a $10,000 Investment in the UC Investment Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]

                                             5/31/99
                                             -------
UC Investment Fund                           $10,589
S&P 500 Index                                $11,583

                         ------------------------------
                               UC Investment Fund
                                  Total Return

                         Since Inception*        10.59%
                         ------------------------------

           Past performance is not predictive of future performance.

            *Initial public offering of shares was June 29, 1998.

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
================================================================================
ASSETS
Investment securities:
    At acquisition cost ........................................    $ 30,391,523
                                                                    ============
    At market value (Note 1) ...................................    $ 32,350,731
Dividends receivable ...........................................          56,019
Receivable for securities sold .................................       3,035,050
Receivable for securities sold short ...........................          84,375
Receivable for capital shares sold .............................           1,700
Organization costs, net (Note 1) ...............................          69,048
Other assets ...................................................           6,182
                                                                    ------------
    TOTAL ASSETS ...............................................      35,603,105
                                                                    ------------
LIABILITIES
Payable for securities purchased ...............................       2,181,818
Securities sold short (proceeds $84,375) .......................          89,375
Payable to Adviser (Note 3) ....................................          38,965
Payable to Administrator (Note 3) ..............................           7,500
Other accrued expenses and liabilities .........................          17,478
                                                                    ------------
    TOTAL LIABILITIES ..........................................       2,335,136
                                                                    ------------

NET ASSETS .....................................................    $ 33,267,969
                                                                    ============
Net assets consist of:
Paid-in capital ................................................    $ 31,225,278
Undistributed net investment income ............................          77,984
Accumulated net realized gains from security transactions ......          10,499
Net unrealized appreciation on investments .....................       1,954,208
                                                                    ------------
Net assets .....................................................    $ 33,267,969
                                                                    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value) .................       3,160,538
                                                                    ============
Net asset value, offering price and
    redemption price per share (Note 1) ........................    $      10.53
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 1999 (A)
================================================================================
INVESTMENT INCOME
    Dividends ..................................................    $    595,846
                                                                    ------------
EXPENSES
    Investment advisory fees (Note 3) ..........................         241,912
    Administration fees (Note 3) ...............................          35,638
    Distribution expenses (Note 3) .............................          24,370
    Accounting services fees (Note 3) ..........................          22,000
    Trustees' fees and expenses ................................          18,169
    Registration fees ..........................................          17,697
    Transfer agent fees (Note 3) ...............................          16,500
    Insurance expense ..........................................          16,200
    Amortization of organization costs (Note 1) ................          15,501
    Professional fees ..........................................          14,600
    Custodian fees .............................................           9,192
    Postage and supplies .......................................           6,445
    Other expenses .............................................           1,182
                                                                    ------------
         TOTAL EXPENSES ........................................         439,406
                                                                    ------------

NET INVESTMENT INCOME ..........................................         156,440
                                                                    ------------
REALIZED AND UNREALIZED GAINS ON
    INVESTMENTS
    Net realized gains from security transactions ..............          91,119
    Net change in unrealized appreciation/
       depreciation on investments .............................       1,954,208
                                                                    ------------
NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS .......................................       2,045,327
                                                                    ------------
NET INCREASE IN NET ASSETS FROM
    OPERATIONS .................................................    $  2,201,767
                                                                    ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MAY 31, 1999 (a)
================================================================================
FROM OPERATIONS:
    Net investment income ....................................     $    156,440
    Net realized gains from security transactions ............           91,119
    Net change in unrealized appreciation/depreciation
       on investments ........................................        1,954,208
                                                                   ------------
Net increase in net assets from operations ...................        2,201,767
                                                                   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...............................          (78,456)
    From net realized gains from security transactions .......          (80,620)
                                                                   ------------
Decrease in net assets from distributions to shareholders ....         (159,076)
                                                                   ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ................................       33,333,524
    Net asset value of shares issued in reinvestment of
       distributions to shareholders .........................          152,387
    Payments for shares redeemed .............................       (2,360,633)
                                                                   ------------
Net increase in net assets from capital share transactions ...       31,125,278
                                                                   ------------

TOTAL INCREASE IN NET ASSETS .................................       33,167,969

NET ASSETS:
    Beginning of period (Note 1) .............................          100,000
                                                                   ------------
    End of period ............................................     $ 33,267,969
                                                                   ============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................     $     77,984
                                                                   ============
CAPITAL SHARE ACTIVITY:
    Shares sold ..............................................        3,363,134
    Shares reinvested ........................................           14,499
    Shares redeemed ..........................................         (227,095)
                                                                   ------------
    Net increase in shares outstanding .......................        3,150,538
    Shares outstanding, beginning of period (Note 1) .........           10,000
                                                                   ------------
    Shares outstanding, end of period ........................        3,160,538
                                                                   ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED MAY 31, 1999 (a)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period ......................      $    10.00
                                                                   ----------
Income from investment operations:
    Net investment income ...................................            0.05
    Net realized and unrealized gains on investments ........            0.54
                                                                   ----------
Total from investment operations ............................            0.59
                                                                   ----------
Less distributions:
    Dividends from net investment income ....................           (0.03)
    Distributions from net realized gains ...................           (0.03)
                                                                   ----------
Total distributions .........................................           (0.06)
                                                                   ----------

Net asset value at end of period ............................      $    10.53
                                                                   ==========

Total return ................................................           5.89%(b)
                                                                   ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) .........................      $   33,268
                                                                   ==========

Ratio of net expenses to average net assets .................           1.81%(c)

Ratio of net investment income to average net assets ........           0.64%(c)

Portfolio turnover rate .....................................             67%(c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
                                                                       MARKET
COMMON STOCKS - 96.2%                                   SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER PRODUCTS - 12.1%
DaimlerChrysler AG .............................         5,000     $    437,187
Clayton Homes, Inc. ............................        75,000          857,812
Delphi Automotive Systems Corp. ................         2,796           54,866
Ford Motor Co. .................................        15,000          855,938
General Electric Co. ...........................        12,000        1,220,250
General Motors Corp. ...........................         4,000          276,000
PepsiCo, Inc. ..................................         9,000          322,313
                                                                   ------------
                                                                      4,024,366
                                                                   ------------
DEPOSITARY RECEIPTS - 3.1%
Energy Select Sector SPDR ......................        18,000          497,250
Standard and Poor's 500 Depositary Receipts ....         4,000          521,250
                                                                   ------------
                                                                      1,018,500
                                                                   ------------
ELECTRIC UTILITIES - 4.6%
Entergy Corp. ..................................        15,000          486,562
FirstEnergy Corp. ..............................        15,000          477,188
FPL Group, Inc. ................................        10,000          581,875
                                                                   ------------
                                                                      1,545,625
                                                                   ------------
FINANCIAL & INSURANCE - 29.3%
Bank of America Corp. ..........................        10,000          646,875
Bank One Corp. .................................        10,000          565,625
Citigroup Inc. .................................        19,000        1,258,750
Equitable Companies Inc. .......................        20,000        1,403,750
First American Corp. ...........................        15,000          612,187
First Tennessee National Corp. .................        15,000          617,812
First Union Corp. ..............................        20,000          921,250
Fleet Financial Group, Inc. ....................        14,000          575,750
Mercantile Bankshares Corp. ....................        10,000          359,375
Morgan Keegan, Inc. ............................        23,000          424,063
North Fork Bancorporation, Inc. ................        20,000          426,250
One Valley Bancorp, Inc. .......................        13,000          499,688
PNC Bank Corp. .................................        10,000          572,500
SunTrust Banks, Inc. ...........................         3,840          259,200
Wells Fargo Co. ................................        15,000          600,000
                                                                   ------------
                                                                      9,743,075
                                                                   ------------
HEALTH CARE - 14.9%
Bristol-Myers Squibb Co. .......................        16,000        1,098,000
Johnson & Johnson ..............................         2,000          185,250
King Pharmaceuticals, Inc.* ....................        70,000        1,662,500
Merck & Co., Inc. ..............................        17,000        1,147,500
Pfizer Inc. ....................................         8,000          856,000
                                                                   ------------
                                                                      4,949,250
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
OIL/ENERGY - 3.7%
Coastal Corp. ..................................        15,000     $    578,437
Questar Corp. ..................................        35,000          667,188
                                                                   ------------
                                                                      1,245,625
                                                                   ------------
RETAIL STORES - 2.1%
Albertson's, Inc. ..............................         8,000          428,000
Sonic Corp.* ...................................        10,000          275,313
                                                                   ------------
                                                                        703,313
                                                                   ------------
TECHNOLOGY - 19.0%
Cisco Systems, Inc.* ...........................        13,000        1,415,375
Compaq Computer Corp. ..........................        35,000          829,062
Intel Corp. ....................................        10,000          540,625
International Business Machines Corp. ..........         6,000          697,875
Lucent Technologies Inc. .......................        26,000        1,478,750
Microsoft Corp.* ...............................         6,000          484,125
Oracle Corp.* ..................................        35,000          868,438
                                                                   ------------
                                                                      6,314,250
                                                                   ------------
TELECOMMUNICATIONS - 6.6%
AT&T Corp. .....................................        12,000          666,000
MCI WorldCom, Inc.* ............................        18,000        1,554,750
                                                                   ------------
                                                                      2,220,750
                                                                   ------------
TRANSPORTATION - 0.8%
Arkansas Best Corp.* ...........................        29,000          257,375
                                                                   ------------

TOTAL COMMON STOCKS (COST $30,062,921)                              $ 32,022,129

CASH EQUIVALENTS - 1.0%
Fountain Square U.S. Treasury Obligation Fund
   (Cost $328,602) .............................                         328,602
                                                                    ------------
TOTAL COMMON STOCKS AND
     CASH EQUIVALENTS (COST $30,391,523) - 97.2%                    $ 32,350,731

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8% ...                         917,238
                                                                    ------------

NET ASSETS - 100.0% ............................                    $ 33,267,969
                                                                    ============

* Non-income producing security.

ADR - American Depository Receipt.

SPDR - Standard and Poor's 500 Depositary Receipt.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Investment Corporation (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of May 31, 1999, net unrealized appreciation on investments was $1,954,208 based on a federal income tax cost basis of $30,307,148, of which $3,032,973 related to appreciated securities and $1,078,765 related to depreciated securities.

2.   INVESTMENT TRANSACTIONS

During the period ended May 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$42,386,725 and $12,414,924, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $24,370 under the Plan during the period ended May 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees
     UC Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UC Investment Fund at May 31, 1999, and the results of its operations, changes in its net assets, and financial highlights for the eleven month period ended May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the UC Investment Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which includes confirmation of securities at May 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Columbus, Ohio
July 21, 1999

                               UC INVESTMENT TRUST
                               -------------------

PART C.   OTHER INFORMATION
-------   -----------------

Item 23.  Exhibits
--------  --------

          (a)       Agreement and Declaration of Trust*

          (b)       Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)       Advisory Agreement with United Management Company, LLC*

          (e)       Underwriting Agreement with CW Fund Distributors, Inc.*

          (f)       Inapplicable

          (g)       Custody Agreement with Firstar Bank, NA*

          (h)(i)    Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

             (ii)   Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

             (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

          (i)       Opinion and Consent of Counsel*

          (j)       Consent of Independent Auditors

          (k)       Inapplicable

          (l)       Agreement Relating to Initial Capital*

          (m)       Plan of Distribution Pursuant to Rule 12b-1*

          (n)       Inapplicable

          (o)       Inapplicable

--------------------------------------

* Incorporated by reference to the Trust's initial registration statement on Form N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          After commencement of the public offering of the Registrant's shares, the Registrant expects that no person will be directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees, officers, and employees, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") to the fullest extent now or hereafter permitted by law against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, employee, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers, employees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and United Management Company, LLC (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a) The Adviser is a registered investment adviser, providing investment advisory services to the Registrant. The Adviser is a Virginia corporation that has advised individual, trust, corporate and institutional clients since 1986. The Adviser has not previously provided investment advisory services to a registered investment company.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) James W. McGlothlin - Director of the Adviser. Chairman, Chief Executive Officer of The United Company, the Adviser's parent company. A controlling shareholder of The United Company and its subsidiaries. Director of Basset Furniture Company, CSX Corporation and Star Oil and Gas Company Ltd. Advisory director for PGA Tour Golf Properties. Chairman and a Trustee of the Trust.

               (ii) Lois A. Clarke - President and a Director of the Adviser. Assistant Treasurer, Executive Vice President and Chief
                     Financial Officer of The United Company. President and a Trustee of the Trust.

               (iii) Ronald E.  Oliver - Vice  President  and a Director  of the
                     Adviser.  Vice  President  of  Investments  of  The  United
                     Company.

               (iv) John T. Fowlkes - Secretary, Treasurer and a Director of the Adviser. President and Chief Financial Officer of The United Company. Chairman, Chief Executive Officer, President and Assistant Secretary of United Energy Corporation.

               (v)   Jimmy D. Viers - Director of the Adviser.

               (vi) Wayne Lee Bell - Assistant Secretary and a Director of the Adviser. Assistant Secretary of The United Company. Vice President and Secretary of United Energy Corporation.


Item 27.  Principal Underwriters.
--------  -----------------------

          (a) CW Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: Brundage, Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, the Lake Shore Family of Funds, The Winter Harbor Fund and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

               *The   address  is  4500  Park  Granada   Boulevard,   Calabasas,
               California 91302.

                                        Position                 Position
                                        with                     with
               Name                     Distributor              Registrant
               ----                     -----------              ----------

               *Angelo R. Mozilo        Chairman of              None
                                        the Board/
                                        Director

               *Andrew S. Bielanski     Director                 None

               *Thomas H. Boone         Director                 None

               *Marshall M. Gates       Director                 None

               Robert H. Leshner        President/               None
                                        Vice Chairman/
                                        Chief Executive
                                        Officer/Director

               Maryellen Peretzky       Vice President,          None
                                        Secretary

               Robert L. Bennett        Vice President,          Treasurer
                                        Chief Operations
                                        Officer

               Terrie A. Wiedenheft     Vice President,          None
                                        Chief Financial
                                        Officer, Treasurer

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 1005 Glenway Avenue, Bristol, Virginia 24203 as well as at the offices of the Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
--------  -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bristol and State of Virginia, on the 4th day of October, 1999.


                                        UC INVESTMENT TRUST

                                        By: /s/Lois A. Clarke
                                            -----------------
                                        Lois A. Clarke
                                        President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title               Date

/s/ James W. McGlothlin            Chairman            October 4, 1999
-----------------------------      and Trustee
James W. McGlothlin

/s/ Lois A. Clarke                 President           October 4, 1999
-----------------------------      and Trustee
Lois A. Clarke

                                   Vice President
-----------------------------      and Trustee
Robert J. Bartel*

/s/ Robert L. Bennett              Treasurer           October 4, 1999
-----------------------------
Robert L. Bennett

                                   Trustee             By: /s/ Tina D. Hosking
-----------------------------                              -------------------
Aldo A. Modena*                                            Tina D. Hosking
                                                           Attorney-in-fact *
                                   Trustee                 October 4, 1999
-----------------------------
Robert H. Spilman*

                                   Trustee
-----------------------------
Timothy Sullivan*

                                   Trustee
-----------------------------
Charles W. Sydnor*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Declaration of Trust*

(b)       Bylaws*

(c)       Incorporated by reference to Articles of Incorporation and Bylaws

(d)       Advisory Agreement*

(e)       Underwriting Agreement*

(f)       Inapplicable

(g)       Custody Agreement*

(h)(i)    Administration Agreement*

   (ii)   Accounting Services Agreement*

   (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(i)       Opinion and Consent of Counsel*

(j)       Consent of Independent Auditors

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Plan of Distribution Pursuant to Rule 12b-1*

(n)       Inapplicable

(o)       Inapplicable

----------------------------

* Incorporated by reference to the Trust's initial registration statement on Form N-1A.